EXHIBIT 32.2
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Safari Cayman L.P. (the “Partnership”) for the year ended November 1, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Anthony E. Maslowski, Chief Financial Officer of Pavonia Limited, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date:	December 23, 2015	/s/ Anthony E. Maslowski
Anthony E. Maslowski
Chief Financial Officer of Pavonia Limited, the Registrant’s sole general partner

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.